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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

        Date of Report (Date of earliest event reported): August 22, 1996

                         Commission file number 0-26980

                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


              CALIFORNIA                                        33-0160968
    (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

        245 FISCHER AVENUE, D-1
            COSTA MESA, CA                                         92626
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 22, 1996, ARV Health Care Inc., a wholly-owned subsidiary of the Registrant, acquired all of the outstanding stock of SynCare, Inc., a California corporation ("SynCare") and its three wholly owned subsidiaries, Pro Motion Rehab, Inc., a California corporation ("Pro Motion"), ProMotive Rehabilitation Services, Inc., a California corporation ("ProMotive") and BayCare Rehabilitative Services, Inc., a California corporation ("BayCare") (collectively the "Company") from Pegye Jann Bechler and Eric Christopher Bechler (the "Sellers"), unrelated third parties pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement") between the Registrant and the Sellers.

TERMS OF THE ACQUISITION

The purchase price ("Purchase Price") to be paid by the Registrant shall be the sum of the Initial Valuation, (defined below) and the Net Asset Value of the Company; provided, however, that the purchase price shall not exceed $1,500,000. At the time of closing on August 22, 1996 (the "Closing Date"), an estimated Net Asset Value of the Company was agreed to by the Registrant the Company and the Sellers for purposes of closing the transaction. Thirty (30) days after the Closing Date (the "Second Closing Date"), the Initial Valuation, Net Asset Value and Purchase Price will be recalculated using the financial and other information as defined below.

     (a)      The "Initial Valuation" will be determined as follows:

              (1) Pro Motion will be valued at four and 8/10 (4.8) times net income (after a tax rate of 40% and other adjustments) based on historical financial information for the year ended June 30, 1996, weighted 75%, and six (6) times net income for the year ended June 30, 1997 (after a tax rate of 40% and other adjustments) based on pro forma financial information as agreed by SynCare, the Sellers and the Registrant.

              (2) BayCare and ProMotive shall be valued at twelve and one-half dollars ($12.50) per patient visit per year, based on historical information for the year ended June 30, 1996, weighted 75%, and visits made during July 1996 annualized, weighted 25%, as certified by SynCare and the Sellers and approved by the Registrant.

     (b) The Registrant and the Sellers will assist KPMG Peat Marwick, LLP (the "Accounting Firm") as required for the Accounting Firm to create and complete consolidated audited financial statements of the Company for the twelve months ended June 30, 1996, and will cooperate to produce unaudited financial statements for the period beginning on July 1, 1996 and ending on the Closing Date, the Net Asset Value of the Company, and the number of patient visits experienced by BayCare and ProMotive not later than the Second Closing Date in order to calculate the purchase price.

On the Closing Date, subject to the terms and conditions of the Stock Purchase Agreement, the Sellers delivered to the Registrant certificates representing all of the stock of the Company. As of the Second Closing Date, the Registrant will deliver to the Sellers shares of ARV Common Stock ("ARV Common Stock") equal to the Purchase Price as follows:

     (a) The price of the ARV Common Stock is based upon the closing sale price of ARV Common Stock on the third trading day prior to the Closing Date. On that date, August 19, 1996, the closing sale price of ARV Common Stock was $13.75 per share.

     (b) Of the shares of ARV Common Stock equal to the Purchase Price, fifty percent (50%) shall be delivered as of the Second Closing Date; and

     (c) Of the shares of ARV Common Stock equal to the Purchase Price, fifty percent (50%) shall be


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              delivered into escrow on the Second Closing Date in accordance with the provisions of an escrow agreement as attached as Exhibit B of Exhibit 99 to this Form 8-K.

     (d) If the Second Closing Date falls on a day other than a business day, the shares of ARV Common Stock equal to the Purchase Price will be delivered on the next business day.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements or exhibits are included with this Form 8-K. The financial statements required by Rule 3-05 or Regulation S-X will be provided within 60 days of the filing of this Form 8-K.

Exhibit 99 Stock Purchase Agreement dated August 22, 1996 by and among ARV Assisted Living, Inc., a California Corporation, SynCare, Inc., a California corporation, Pegye Jann Bechler and Eric Christopher Bechler.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV ASSISTED LIVING, INC.

By:  /s/ Patrick M. Donovan
     -------------------------
     Patrick M. Donovan
     Vice President Finance
     (Duly Authorized Officer)

Date: September 9, 1996
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                                 EXHIBIT INDEX


EXHIBIT
  NO.                             DESCRIPTION
- -------                           -----------

  99 Stock Purchase Agreement dated August 22, 1996 by and among ARV Assisted Living, Inc., a California Corporation, SynCare, Inc., a California corporation, Pegye Jann Bechler and Eric Christopher Bechler.